Investor Presentation January 22, 2018 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: risks relating to any unforeseen liabilities; further declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or key technical personnel. Earthstone’s 2016 Annual Report on Form 10-K/A, quarterly reports on Form 10-Q, recent current reports on Form 8-K and any amendments of such filings, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

Disclaimer Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose estimated proved reserves, which are estimates of reserve quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. Earthstone discloses only estimated proved reserves in its filings with the SEC. Earthstone’s estimated proved reserves as of December 31, 2016 contained in this presentation were prepared by Cawley, Gillespie & Associates, Inc., an independent engineering firm (“CG&A”), and comply with definitions promulgated by the SEC. Bold Energy III LLC’s (“Bold”) estimated proved reserves as of December 31, 2016 contained in this presentation were prepared by CG&A, Inc. Additional information on Earthstone’s and Bold’s estimated proved reserves is contained in Earthstone’s filings with the SEC. This presentation also contains Earthstone’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. The actual number of locations that may be drilled may differ substantially. Certain estimates of proved reserves contained herein were independently prepared by CG&A utilizing NYMEX 5-year strip prices for oil and natural gas as of December 31, 2016.

# Investment Highlights

**Midland Basin Focused Company with Growing Inventory**

- ✓ Actively growing in the Midland Basin
- ✓ Growth through drill bit, acquisitions and significant business combinations
- ✓ ~850 total gross drilling locations across core plays
- ✓ Upside from down-spacing and added benches

**Prudently Managed Balance Sheet**

- ✓ Liquidity of $183 million[(1)], adequate to fund near-term capital expenses
- ✓ Conservative capital structure with low leverage
- ✓ Traditional reserve-based credit facility with standard covenants

**Visible Production Growth & Drilling Program with Substantial Optionality**

- ✓ Midland Basin and Eagle Ford wells-in-progress provide ability to ramp up production quickly
- ✓ Majority of acreage in key areas is HBP

**Proven Management Team**

- ✓ Four prior successful public entities
- ✓ Operational excellence
- ✓ Repeat institutional investors
- ✓ Market recognition from investors and sellside research analysts

(1) Liquidity estimated of December 31, 2017 based on $25mm drawn on revolving credit facility and $23mm of cash on hand. Borrowing base was upsized to $185mm in Q4 2017.

EARTHSTONE Energy, Inc.

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# Track Record

- **Management team has consistently created shareholder value**
  - Repeated success with multiple entities over 25 years
  - Results have created long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Technical and operational excellence
    - Multi-basin experience
    - Resource & conventional expertise
    - Complex drilling & horizontal resource proficiency
    - Efficient and low-cost operator
    - Proven acquisition and exploitation results

GeoResources, Inc.

**2007 – 2012 GeoResources, Inc. ("GEOI")**
Eagle Ford, Bakken / Three Forks, Gulf Coast
*Initial investors – **35% IRR***
*Initial investors – **4.8x return***

Initial Southern Bay investors achieved a combined 7.4x ROI upon the merger with GeoResources and subsequent sale in 2012

**2005 – 2007 Southern Bay Energy, LLC (Private)**
Gulf Coast, Permian Basin
*Initial investors – **40% IRR***

**2001 – 2004 AROC, Inc. (Private)**
Gulf Coast, Permian Basin, Mid-Con.
*Preferred investors – **17% IRR***
*Initial investors – **4x return***

**1997 – 2001 Texoil, Inc. ("TXLI")**
Gulf Coast, Permian Basin
*Preferred investors – **2.5x return***
*Follow-on investors – **3x return***
*Initial investors – **10x return***

**1992 – 1996 Hampton Resources Corp. ("HPTR")**
Gulf Coast
*Preferred investors – **30% IRR***
*Initial investors – **7x return***

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public. Past performance is not necessarily indicative of future results.

EARTHSTONE Energy, Inc. 5

Management Strong management and technical team with demonstrated ability and prior success Equity ownership - interests are clearly aligned with shareholders Years of Experience Years Working Together Responsibility Frank Lodzinski 45 28 President and CEO Robert Anderson 30 13 Corporate Development and Engineering Mark Lumpkin 20 1 CFO Steve Collins 28 21 Completions and Operations Tim Merrifield 37 17 Geology and Geophysics Francis Mury 42 28 Drilling and Development Ray Singleton 37 3 Operations and A&D, Northern Region Tony Oviedo 35 1 Accounting and Administration Lane McKinney 20 4 Land Scott Thelander 11 1 Finance

Earthstone – A Platform for Steady Growth December 2014 Q2/Q3 2015 Private Sellers Eagle Ford Karnes, Gonzales, Fayette Counties, TX December 2014 Strategic Combination Eagle Ford Operator Q2 2016 Midland Basin 5,883 Net Acres Howard, Glasscock Counties, TX Resource Expansion November 2014 Bakken / Three Forks 662 Boe/d(1) Q3 2017 Midland Basin Eagle Ford Bakken / Three Forks 9,671 Boe/d Q2 2017 Midland Basin 20,900 Net Acres Reagan, Upton, Midland Counties, TX Daily production for the three month period ended September 30, 2014. Since December 2014, Earthstone has evolved from a micro cap, non-op Bakken / Three Forks company to a small cap operator that is primarily focused in the Midland Basin (1)

# Company Overview

- The Woodlands, Texas based E&P company focused on development and production of oil and natural gas with current operations in the Midland Basin (~27,000 core net acres) and the Eagle Ford (~16,500 core net acres)
  - Closed sale of Bakken assets in December 2017
- Strategy of growing through the drill bit, organic leasing, and attractive asset acquisitions and business combinations
- Q3 2017 production of 9,671 Boe/d (63% oil, 82% liquids)
- On May 9, 2017, Earthstone closed a business combination with Bold Energy III LLC
  - 20,900 net acres predominantly in Reagan, Upton, and Midland Counties
  - 500+ gross locations; 99% operated; 87% working interest
- In May 2016, Earthstone closed its business combination with Lynden Energy Corp. and established its initial presence in the Midland Basin
  - 5,883 net acres in Howard, Glasscock, Midland, and Martin Counties
  - 177 gross locations; 40% working interest

## Asset Location



Midland Basin
Eagle Ford

## Production Summary

Q3 2017 Net Production: 9,671 Boe/d



Eagle Ford, 2,158
Bakken / Other, 1,021
Midland Basin, 6,492

## Market Statistics(1)

*($mm, Except Share Price)*

| | |
|---|---|
| Class A Common Stock (mm) | 27.5 |
| Class B Common Stock (mm) | 36.1 |
| **Total Common Stock Outstanding (mm)** | **63.6** |
| Stock Price (1/19/2018) | $11.25 |
| **Market Capitalization** | **$715.0** |
| Plus: Total Debt | $25.0 |
| Less: Cash | ($23.0) |
| **Enterprise Value** | **$717.1** |

(1) Class A and Class B Common Stock outstanding as of November 1, 2017. Total debt and cash balances are estimates as of December 31, 2017.

EARTHSTONE Energy, Inc.

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Reserve quantities and values for Earthstone and Bold were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90). Excludes transaction costs. See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. Includes re-engineering, workovers and ad valorem taxes. Excludes transaction costs and non-cash stock-based compensation. Borrowing Base ($mm) $185 Q3 2017 Revenue ($mm) $31 Q3 2017 LOE ($/boe)(3) $6.08 Q3 2017 G&A ($/boe)(4) $6.30 Q3 2017 Adjusted EBITDAX ($mm)(2) $19 Q3 Financial 12/31/2016 Estimated Proved Reserves (MMboe)(1) 66.1 % Oil 63% Reserves Operations Midland Basin Net Acres 26,900 Net Midland Basin Locations 475 Q3 2017 Production (Mboe/d) 9.7 % Oil 63% % Operated in Midland Basin 77% Earthstone by the Numbers: Increased Size, Scale and Core Inventory

# Key Operating Areas

| Midland Basin | |
|---|---|
| 1P Reserves (MMBoe) | 51.5 |
| % PD | 20% |
| % Oil | 61% |
| PV-10 ($mm) | 402.0 |
| Q3 2017 Net Production (Boe/d) | 6,492 |
| Gross Producing Wells | 191 |
| Core Net Acres | 26,900 |
| Core Gross Drilling Locations | 677 |

| Bakken / Other[(1)] | |
|---|---|
| 1P Reserves (MMBoe) | 3.6 |
| % PD | 80% |
| % Oil | 63% |
| PV-10 ($mm) | 26.7 |
| Q3 2017 Net Production (Boe/d) | 1,021 |
| Gross Producing Wells | 299 |
| Core Net Acres | 5,900 |
| Core Gross Drilling Locations | 155 |



| Eagle Ford | |
|---|---|
| 1P Reserves (MMBoe) | 11.0 |
| % PD | 46% |
| % Oil | 69% |
| PV-10 ($mm) | 97.1 |
| Q3 2017 Net Production (Boe/d) | 2,158 |
| Gross Producing Wells | 164 |
| Core Net Acres | 16,500 |
| Core Gross Drilling Locations | 160 |

| Total | |
|---|---|
| 1P Reserves (MMBoe) | 66.1 |
| % PD | 28% |
| % Oil | 63% |
| PV-10 ($mm) | 525.8 |
| Q3 2017 Net Production (Boe/d) | 9,671 |
| Gross Producing Wells | 654 |
| Core Net Acres | 49,300 |
| Core Gross Drilling Locations | 992 |

Notes: Reserve quantities and values as of December 31, 2016 for Earthstone and Bold were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90). PV-10 is a non-GAAP financial measure. Please see "Non-GAAP Financial Measure – PV-10".

(1) Includes all other properties located in North Dakota, Montana, East/South Texas and Oklahoma.

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Asset Overview

Operated Position in Core Midland Basin(1) 20,700 net acres, 87% working interest, 500 gross locations identified in only 3 benches Q3 2017 Net Production of 5,357 Boe/d (63% oil, 84% liquids)(1) Wells in progress drive immediate production growth Attractive Rates of Returns(2) Single well IRRs of 25-50% (strip prices) Position Delineated In Multiple Benches Strong offset results in the Wolfcamp A and B, Significant Wolfcamp C potential Combined Teams with Proven Track Records Proven technical execution and operational expertise Completion Evolution Sets Stage for Further Well Performance Improvement (1)Does not include non-operated position from Lynden acquisition. (2)Single well returns based on NYMEX 5-year strip prices as of May 1, 2017 (Oil – $49.58, $50.21, $49.95, $50.15, $50.81 / Gas - $3.33, $3.08, $2.87, $2.87, $2.90). Significant Operated Position in the Midland Basin Acreage Legend Operated Non-Operated

# Consistent Thickness in Place Across the Position

- Reagan County Wolfcamp
  - Thickest Wolfcamp shale section in Midland Basin
- Current Reagan/Upton inventory
  - 1 Wolfcamp A target
  - 2 Wolfcamp B targets
- 7 viable target benches tested or developed by industry
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
  - 1 Wolfcamp C target
  - 1 Wolfcamp D target
- Offset operators have developed five benches in a stacked "wine rack" pattern
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
- Thermal maturity places ESTE's acreage in oil window with low gas/oil ratios ("GOR")
  - Average 80% Liquids, 20% Gas
- Shallower true vertical depth ("TVD") than northern end of Midland Basin
  - D&C costs are lower

Wolfcamp Formation Isopach (Midland Basin)(1)


Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Ector
Midland
Texas
Upton
Reagan
Irion
Crockett
ESTE Operated
ESTE Non-Op
Wolfcamp Isopach
CI - 50'
< 300
300 - 600
600 - 900
900 - 1200
1200 - 1500
1500 - 1800
1800 - 2100
2100 - 2400
> 2400

Source: University of Texas Bureau of Economic Geology.
(1) Does not include Wolfcamp A in the Wolfcamp Isopach.

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# High Quality Pay Across Multiple Zones

## Reagan County Type Section


Dean
Wolfcamp A
Wolfcamp Upper B
Wolfcamp Lower B
Wolfcamp C
Wolfcamp D
Primary Targets
Prospective Targets(1)

## Reagan Co. Resource Greater than Midland Co.


North Midland
Central Reagan
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp D



**Wolfcamp A**
Thickness increases 50-100' from Midland to Reagan County.

**Wolfcamp B**
Thickness increases 250-300' from Midland to Reagan County.

**Wolfcamp C**
Bench is much thicker in Reagan County.

(1) Prospective targets tested in offset wells by other operators.

EARTHSTONE Energy, Inc. 14

# Significant Acreage Position in Midland Basin Core at an Attractive Price

## Selected Midland Basin Transactions



Midland
Glasscock
Sterling
Texas
Upton
Reagan
Irion
ESTE Operated
ESTE Non-Op

**RSPP/Adventure – 7/2014**
Purchase price: $259mm
Production, net: 1,100 boe/d
Acreage: 6,652
**Adj. $/acre: $30,667**

**Parsley/PCORE – 12/2015**
Purchase price: $149mm
Production, net: 1,000 boe/d
Acreage: 5,274
**Adj. $/acre: $21,521**

**Parsley/Cimarex – 8/2014**
Purchase price: $252mm
Production, net: 1,800 boe/d
Acreage: 5,472
**Adj. $/acre: 29,605**

**AEP/Tall City – 10/2014**
Purchase price: $726mm
Production, net: 1,400 boe/d
Acreage: 27,000
**Adj. $/acre: $24,296**

**Oxy/Vanguard – 3/2017**
Purchase price: $105 mm
Production, net: 203 boe/d
Acreage: 3,048
**Adj. $/acre: $32,118**

**Parsley/Riverbend – 4/2016**
Purchase price: $215mm
Production, net: 1,100 boe/d
Acreage: 8,700
**Adj. $/acre: $20,893**

**AEP/Enduring – 6/2014**
Purchase price: $2,500mm
Production, net: 16,000 boe/d
Acreage: 63,000
**Adj. $/acre: $26,984**

**Compelling Bold purchase price of ~$12,000(1) per undeveloped net acre compares favorably to recent Midland Basin acquisitions**

Source: Company filings and 1Derrick.
Note: Includes transactions with purchase prices greater than or equal to $100mm at announcement in Reagan, Glasscock and Upton counties for which transaction price and PDP is publicly available. Transaction value excludes PDP value of: $50,000/boe/d for transactions in 2014, $35,000/boe/d for transactions in 2015, $30,000/boe/d in 1H 2016 and $35,000/boe/d thereafter.
(1) Based on announced transaction value of ~$324mm on 11/8/2016 and PDP value of $35,000/boe/d.

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# Excellent Results in Multiple Benches

1 **Parsley**
Morgan 25-26 #11H
IP30/1000': 138 (87% oil)

24 **Parsley**
Taylor 45-33 #4601H
IP30/1000': 302 (77% oil)

23 **PCORE II**
Stiles 9-26 #1HB
IP30/1000': 236 (86 % oil)

22 **Permian Resources**
Loftin Hughes 1211 #6HS
IP30/1000': 77 (64% oil)

21 **Bold (ESTE)**
Bold TSRH 28S #3HL
IP30/1000': 125 (80% oil)

2 **Concho**
Karen Unit #5121AH
IP30/1000': 137 (88% oil)

3 **Bold (ESTE)**
Bold Hamman 30 #1HM
IP30/1000': 268 (85% oil)

4 **Bold (ESTE)**
Bold Hamman 30A #2HM
IP30/1000': 184 (85% oil)

5 **Pioneer**
University 3-67 #2H
IP30/1000': 189 (82% oil)

6 **Parsley**
Rogers 3-40 #4403H
IP30/1000': 108 (88% oil)

7 **Callon**
Turner AR Unit B #8HK
IP30/1000': 171 (85% oil)

8 **PCORE II**
State Carter #1HB
IP30/1000': 130 (86% oil)



24
2
1
4
3
6
8
7
9
10
23
21
20
19
22
17
18
16
15
5
12
13
14
11
LEGEND
Wolfcamp A
Wolfcamp Upr B
Wolfcamp Lwr B
Wolfcamp C
Bold DUC / FB
Bold Acreage
Upton
Reagan

20 **Bold (ESTE)**
Bold TSRH 28S 1HM
IP30/1000': 139 (79% oil)

19 **Bold (ESTE)**
TSRH wells
2 Wfmp Upr B, 1 Wfmp Lwr B

18 **Bold (BTA JV) (ESTE)**
Texaco-Coates A U4 #1HM
IP30/1000': 115 (88% oil)

17 **Bold (BTA JV) (ESTE)**
Texaco-Coates A U3 #1HM
IP30/1000': 96 (86% oil)

16 **Bold (BTA JV) (ESTE)**
Texaco-Marathon U1 #1HM
IP30/1000': 102 (86% oil)

15 **Bold (BTA JV) (ESTE)**
Coates B-Marathon U3 #1HU
IP30/1000': 71 (83% oil)

14 **Bold (ESTE)**
Bold WTG 5-234 #1HM
IP30/1000': 165 (86% oil)

9 **Bold (ESTE)**
Bold Sinclair 8 #1H
IP30/1000': 117 (85% oil)

10 **Bold (ESTE)**
Bold Sinclair 8B #3HM
IP30/1000': 115 (88% oil)

11 **Permian Resources**
Chico Co W #56HS
IP30/1000': 153 (81% oil)

12 **Permian Resources**
Hickman 1 223 #2HA
IP30/1000': 105 (83% oil)

13 **Bold (ESTE)**
Bold WTG 4-232 #1H
Bold WTG 5-234 B #3HM

Source: Company filings and investor presentations.
Note: IP30/1000' are in Boe/d. Wells completed since August 2015.

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Gross locations by lateral length and target Contiguous acreage positions provides significant development advantage Long lateral development increases capital efficiency Over 70% of Midland horizontal locations have laterals of ~7,000 feet or greater Additional upside from: Middle Spraberry Added benches in Wolfcamp B Wolfcamp C Wolfcamp D Actively pursuing acreage and acquisition bolt-on opportunities to increase lateral lengths Near-term drilling focused in the Wolfcamp A and the Wolfcamp B based on positive offset results, but are optimistic about the upside potential in other zones Midland Basin Overview Differentiated, Balanced Inventory in Midland Basin

All areas outperforming initial expectations (plots include all wells with Gen 4 completions) All areas and target horizons generating attractive returns at strip prices with cost inflation Completion evolution leading to enhanced recovery (1)Reflects estimated 2017 DC & E costs. Central & SE Reagan Results Midland, Upton, W. Reagan Results 1,000 MBOE Well Performance Update 850 MBOE

Reagan County Gen 4 Completion Drives Improved Performance

# Downspacing in Reagan County – Favorable Well Performance

- Commenced 660' spacing tests on two wells in Wolfcamp B Upper
- Experienced 10% improvement over first 100+ days compared to standalone wells



Cumulative Production (Boe) vs Days on Production
Cum Boe Production (mboe)
120
100
80
60
40
20
0
1
31
61
91
121
151
181
211
Days on production
660' Spacing average
Standalone average

Note: Average 660' spacing wells include Texaco Coates A 3 and Texaco Coates Unit 4.
Average Standalone wells include Texaco Marathon Unit 1 #1HM and Texaco Parish 3 #1HM.
All wells utilized Generation 4 completion techniques.

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Blocking Up Acreage – East Central Upton County Post Acreage Trade Pre Acreage Trade Completed trade with offset operator to block up acreage for longer laterals Earthstone now has 2,650 net acres in the Benedum prospect with average 95%WI (80% NRI) Trade gives Earthstone 62 gross potential drilling locations in the Wolfcamp A, Upper B, and Lower B Average lateral length ~ 6,650’ 2 wells planned for 2018 Acreage Trade Highlights

Blocking Up Acreage – Southeast Reagan County Acreage Trade Highlights Completed trade with offset operator and became operator of the RCR RE 180 well and unit 480 net acres in the RCR Unit with 100% WI (76% NRI) Ability to drill future wells with 7,500 ft laterals Retained 2.5% ORRI in offsetting 640 acre standup unit RCR RE 180 well online in December 2017 Continuing to pursue other adjacent acreage acquisitions/trades to increase lateral lengths Post Acreage Trade Pre Acreage Trade

Strong offsetting operator results in Lower Spraberry, Wolfcamp A, B and D Additional horizontal upside in Middle Spraberry, Jo Mill and Wolfcamp C Horizontal activity on the Company’s acreage 2 producing horizontal Wolfcamp wells in Glasscock County 1 producing horizontal Wolfcamp well in Howard County Glasscock, Howard, Martin and Midland Counties, Texas County Gross Acres Working Interest (%) Net Acres Martin 1,757 43.750 769 1,127 20.000 225 Midland 640 43.750 280 Glasscock 4,480 43.750 1,960 Howard 6,121 40.625 2,487 640 25.390 162 Total: 14,765 5,883 Recent Horizontal Drilling Company Acreage Midland Basin Non-Op Asset Overview

9,366’ lateral, 66 stages 2,000 lbs/ft of proppant 2-stream cumulative production = 231,000 Boe (82% oil) after 289 days Installed ESP after flowing for 43 days Tubb A 1 HA Performance Well Statistics Howard County – Wolfcamp A Well Performance (Tubb A 1HA) Map

Operated Karnes, Gonzales, and Fayette, Texas 36,520 gross / 16,500 net leasehold acres Working interests range from 17% to 50% 60% held-by-production 101 gross / 44.8 net producing wells (93 operated / 8 non-op) Approximately 170 identified gross Eagle Ford drilling locations Majority of acreage covered by 173 square mile 3-D seismic shoot Avoid faulting for steering Eagle Ford wells Indicate natural fractures Delineate other prospective opportunities Other Potential: Upper Eagle Ford, Austin Chalk, Buda, Wilcox, and Edwards Non-operated La Salle County 61 gross producing wells 25,100 gross / 2,900 net leasehold acres Working interests range from 10% to 15% Karnes, Gonzales, and Fayette Counties, Texas Earthstone Lonestar Penn Virginia Offset operators include EOG, Encana and Marathon Eagle Ford Asset Overview

11 gross wells drilled in southwestern Gonzales County with completions initiated in November 2017 2 wells in Davis Unit (5,300 foot lateral); 17% working interest; Completed 3 wells in Pilgrim Unit (7,300 foot lateral); 19% working interest; Completed 6 wells in Crosby Unit (5,300 foot lateral); 25% working interest; Currently completing Joint Development Agreements (“JDA”) with IOG Capital to fund a majority of Earthstone’s capital expenditures for a 50% interest in 13 wells in the Eagle Ford (11 drilled in 2017 and completed in 2017 and beginning of 2018) JDAs in the Pilgrim, Davis and Crosby Units Operated interests previously included 33% in Davis Unit, 38% in Pilgrim Unit and 50% in Crosby Unit Reduced estimated 2017 budget by $17 million Offsetting successful Earthstone Boggs Unit 4 wells completed in October 2016 Cumulative production of 494 MBoe (94% oil) through August 2017 Average lateral length of ~6,260 feet Average proppant of ~2,260 lbs/ft Recent Eagle Ford Activity Crosby Unit Pilgrim and Davis Units Boggs Unit

Financial Overview

$mm Gross / Net Well Count Spudded On-Line Drilling and Completion: Operated Midland Basin 130 20 / 19 22 / 19.6 Non-Operated Midland Basin 14 5 / 2 5 / 2 Operated Eagle Ford 12 10 / 2.1 16 / 3.6 Land / Infrastructure 14 Total $170 2018 Capex by Project Area(1) 2018 Capital Budget(1) Notes: (1)Assumes a 1-rig program for the operated Midland Basin acreage. G&A excludes transaction costs and non-cash stock-based compensation. Guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond Earthstone’s control. Estimated revolver balance of $25mm and cash balance of $23mm as of December 31, 2017. 2018 FY Guidance(1)(2) Current Liquidity (12/31/17)(3) 2018 Average Production (Boe/d) 12,000 – 12,500 % Oil 64% % Gas 17% % NGL 19% Operating Costs: Lease Operating and Workover ($/Boe) $4.75 – $5.25 Production Taxes (% of Revenue) 5.0% – 5.3% G&A ($/Boe) $5.00 – $5.50 Total Capex D&C Capex 2018 Capital Budget, Guidance and Current Liquidity

Oil Production Hedged (Bbls; $/Bbl) Gas Production Hedged (MMBtu; $/MMBtu) Hedging Summary (1) (1) (1)Hedges for Q4 2017.

# Analyst Coverage

| Firm | Analyst Contact Info |
|---|---|
| Baird | Joseph Allman / 646-557-3209 / jdallman@rwbaird.com |
| Euro Pacific | Joel Musante / 800-727-7922 ext: 144 / jmusante@europac.net |
| Imperial Capital | Jason Wangler / 713-892-5603 / jwangler@imperialcapital.com |
| Johnson Rice | Ron Mills / 504-584-1217 / rmills@jrco.com |
| Northland | Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com |
| Roth | John White / 949-720-7115 / jwhite@roth.com |
| Seaport Global | Mike Kelly, CFA / 713-658-6302 / mkelly@seaportglobal.com<br>John Aschenbeck / 713-658-6343 / jaschenbeck@seaportglobal.com |
| Stephens | Ben Wyatt / 817-900-5714 / ben.wyatt@stephens.com |
| SunTrust | Neal Dingmann / 713-247-9000 / neal.dingmann@suntrust.com |
| Wells Fargo | Gordon Douthat / 303-863-6880 / gordon.douthat@wellsfargo.com |

EARTHSTONE Energy, Inc. 30

Frank Lodzinski President and CEO Robert Anderson EVP, Corporate Development and Engineering Mark Lumpkin, Jr. EVP, Chief Financial Officer Scott Thelander Director of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfield | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com Contact Information

Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX Adjusted EBITDAX is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. We define “Adjusted EBITDAX” as net income plus, accretion; impairment expense; depletion, depreciation, and amortization; interest expense, net; transaction costs; gain on sale of oil and gas properties; exploration expense; rig idle expense; unrealized loss on derivatives; non-cash stock based compensation; and income tax (benefit). Our Adjusted EBITDAX should not be considered an alternative to net income, operating income, cash flow provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX in the same manner. The following table provides a reconciliation of net income to Adjusted EBITDAX for the three months ended September 30, 2017:

Non-GAAP Financial Measure – PV-10 Present Value Discounted at 10% (“PV-10”) is a non-GAAP financial measure that differs from the GAAP measure “standardized measure of discounted future net cash flows” in that PV-10 is calculated without regard to future income taxes and does not utilize SEC pricing. Earthstone management believes that the presentation of the PV-10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, Earthstone believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. Earthstone and Bold PV-10 as of December 31, 2016 were independently estimated by Cawley, Gillespie & Associates, Inc. utilizing NYMEX 5-year strip prices as of December 31, 2016 (Oil – $56.19, $56.59, $56.10, $56.05, $56.21 / Gas - $3.61, $3.14, $2.87, $2.88, $2.90).